                            Letter to Stockholders

-------------------------------------------------------------------------------


We are pleased to submit the financial statements for the three months ended March 31, 2000. In addition, a schedule of investments and summary financial information for the Company are provided.

Net assets of the Company at March 31, 2000 were $43.30 per share on 53,204,227 shares outstanding, compared with $40.28 per share at December 31, 1999, on 53,894,827 shares outstanding. On March 1, 2000, a distribution of $0.12 per share was paid consisting of $0.07 from 1999 long-term capital gain and $0.05 from 2000 investment income. All are taxable in 2000. A 2000 invest-ment income dividend of $0.12 per share has been declared to shareholders of record May 19, 2000, payable June 1, 2000.

Net investment income for the three months ended March 31, 2000 amounted to $3,425,653, compared with $4,955,572 for the same period in 1999. These earn-ings are equal to $0.06 and $0.10 per share, respectively, on the average num-ber of shares outstanding during each period.

Net capital gain realized on investments for the three months ended March 31, 2000 amounted to $63,880,311, the equivalent of $1.20 per share.

                            ----------------------

We are pleased to announce the election of Dr. Susan C. Schwab to the Board of Directors, effective January 13, 2000. Dr. Schwab is currently the Dean of the School of Public Affairs at the University of Maryland, College Park, Mary-land.

The Annual Meeting, held on March 28, 2000 in Palm Beach, Florida, was well attended by shareholders. Upon conclusion of the formal segment of the meet-ing, management reviewed the portfolio's performance in 1999 and discussed the outlook for the future. The results of the voting at the Annual Meeting are shown on page 10.

Current and potential shareholders can find information about the Company, in-cluding the daily net asset value (NAV) per share, the market price, and the discount/ premium to the NAV, at its site on the Internet. The address for the site is www.adamsexpress.com. Also available at the website are a brief his-tory of the Company, historical financial information, and more general indus-try material. Further information regarding shareholder services is located on page 11 of this report.

The Company is an internally-managed equity fund whose investment policy is essentially based on the primary objectives of preservation of capital, the attainment of reasonable income from investments and, in addition, an opportu-nity for capital appreciation.

By order of the Board of Directors,


/s/ Douglas G. Ober                  /s/ Joseph M. Truta
--------------------                 -------------------
Douglas G. Ober,                     Joseph M. Truta,
 Chairman and Chief                   President
 Executive Officer


April 21, 2000

                      Statement of Assets and Liabilities

--------------------------------------------------------------------------------

                           March 31, 2000 (unaudited)

Assets
Investments* at value:
 Common stocks and convertible securities
  (cost $827,538,116)                           $2,201,860,781
 Non-controlled affiliate, Petroleum &
  Resources Corporation
  (cost $24,134,839)                                43,563,060
 Short-term investments (cost $66,075,823)          66,075,823 $2,311,499,664
--------------------------------------------------------------
Cash                                                                  100,353
Securities lending collateral                                     504,246,747
Receivables:
 Investment securities sold                                           173,482
 Dividends and interest                                             1,469,741
Prepaid expenses and other assets                                   6,286,342
-----------------------------------------------------------------------------
  Total Assets                                                  2,823,776,329
-----------------------------------------------------------------------------
Liabilities
Investment securities purchased                                     7,625,596
Open option contracts at value (proceeds
 $767,774)                                                            601,637
Obligations to return securities lending
 collateral                                                       504,246,747
Accrued expenses                                                    7,742,905
-----------------------------------------------------------------------------
  Total Liabilities                                               520,216,885
-----------------------------------------------------------------------------
  Net Assets                                                   $2,303,559,444
-----------------------------------------------------------------------------
Net Assets
Common Stock at par value $1.00 per share,
 authorized 150,000,000 shares; issued and
 outstanding 53,204,227 shares                                 $   53,204,227
Additional capital surplus                                        791,128,351
Undistributed net investment income                                 1,255,447
Undistributed net realized gain on investments                     64,054,396
Unrealized appreciation on investments                          1,393,917,023
-----------------------------------------------------------------------------
  Net Assets Applicable to Common Stock                        $2,303,559,444
-----------------------------------------------------------------------------
  Net Asset Value Per Share of Common Stock                            $43.30
-----------------------------------------------------------------------------

*See Schedule of Investments on pages 6 through 8.

The accompanying notes are an integral part of the financial statements.

                            Statement of Operations

--------------------------------------------------------------------------------

                 Three Months Ended March 31, 2000 (unaudited)

Investment Income
 Income:
  Dividends:
   From unaffiliated issuers                                   $  4,822,723
   From non-controlled affiliate                                     84,706
  Interest                                                        1,199,262
---------------------------------------------------------------------------
   Total income                                                   6,106,691
---------------------------------------------------------------------------
 Expenses:
  Investment research                                             1,479,870
  Administration and operations                                     663,004
  Directors' fees                                                    52,500
  Reports and stockholder communications                            156,007
  Transfer agent, registrar and custodian expenses                   95,666
  Auditing services                                                  13,941
  Legal services                                                     37,796
  Occupancy and other office expenses                                76,836
  Travel, telephone and postage                                      32,276
  Other                                                              73,142
---------------------------------------------------------------------------
   Total expenses                                                 2,681,038
---------------------------------------------------------------------------
   Net Investment Income                                          3,425,653
---------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on
 Investments
 Net realized gain on security transactions                      63,723,000
 Net realized gain distributed by regulated investment company
  (non-controlled affiliate)                                        157,311
 Change in unrealized appreciation on investments                95,254,337
---------------------------------------------------------------------------
   Net Gain on Investments                                      159,134,648
---------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                 $162,560,301
---------------------------------------------------------------------------

                       Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                       Three Months       Year Ended
                                                   Ended March 31, 2000 Dec. 31, 1999
                                                   -------------------- -------------
                                                       (unaudited)
From Operations:
 Net investment income                                $    3,425,653    $   19,143,783
 Net realized gain on investments                         63,880,311       106,820,166
 Change in unrealized appreciation on
  investments                                             95,254,337       419,522,952
---------------------------------------------------------------------------------------
  Increase in net assets resulting from
   operations                                            162,560,301       545,486,901
---------------------------------------------------------------------------------------
Dividends to Stockholders from:
 Net investment income                                    (2,672,629)      (20,231,884)
 Net realized gain from investment
  transactions                                            (3,741,681)     (106,865,901)
---------------------------------------------------------------------------------------
  Decrease in net assets from distributions               (6,414,310)     (127,097,785)
---------------------------------------------------------------------------------------
From Capital Share Transactions:
 Value of common shares issued in payment
  of optional distributions                                -0-              65,780,453
 Cost of common shares purchased (note 4)                (23,388,422)       (1,448,030)
---------------------------------------------------------------------------------------
  Change in net assets from capital share
   transactions                                          (23,388,422)       64,332,423
---------------------------------------------------------------------------------------
  Total Increase in Net Assets                           132,757,569       482,721,539
Net Assets:
 Beginning of period                                   2,170,801,875     1,688,080,336
---------------------------------------------------------------------------------------
 End of period (including undistributed net investment
  income of $1,255,447 and $502,423, respectively)    $2,303,559,444    $2,170,801,875
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                   Notes to Financial Statements (unaudited)

-------------------------------------------------------------------------------

1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's invest-ment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Written options are valued at the last sale price or last quoted asked price.

Affiliated Companies -- Investments in companies 5% or more of whose outstand-ing voting securities are held by the Company are defined as "Affiliated Com-panies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income -- Investment transactions are ac-counted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distribu-tions to shareholders are recognized on the ex-dividend date, and interest in-come is recognized on the accrual basis.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its share-holders in compliance with the requirements of the Internal Revenue Code ap-plicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at March 31, 2000 was $917,863,250, and net unrealized appreciation aggregated $1,394,404,188 of which the related gross unrealized appreciation and depreciation were $1,468,871,274 and 74,467,086, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, peri-odic reclassifications are made within the Company's capital accounts to re-flect income and gains available for distribution under income tax regula-tions.

3. Investment Transactions

Purchases and sales of portfolio securities, other than options and short-term investments, during the three months ended March 31, 2000 were $72,969,721 and $116,274,269, respectively. The Company, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Option transactions comprised an insignificant portion of operations during the period ended March 31, 2000. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. Capital Stock

The Company may purchase shares of its common stock from time to time at such prices and amounts as the Board of Directors may deem advisable. During the three months ended March 31, 2000, the Company purchased 690,600 shares of common stock at a total cost of $23,388,422 and a weighted average discount from net asset value of 14.9%. At March 31, 2000, the Company held a total of 734,100 shares of its common stock.

The Company has 10,000,000 authorized and unissued preferred shares without par value.

The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,050,000 shares of the Company's common stock at 100% of the fair market value at date of grant. Options are exercis-able beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are ex-ercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of sur-render. Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Company during subsequent years. At the beginning of 2000, 253,050 options were outstanding, with a weighted average exercise price of $12.5875 per share. During the three months ended March 31, 2000, the Company granted op-tions including stock appreciation rights for 22,508 shares of common stock with a weighted average exercise price of $33.3125. Stock appreciation rights relating to 20,764 stock option shares were exercised at a weighted average market price of $33.8516 per share and the stock options relating to those rights, which had a weighted average exercise price of $8.7156 per share, were cancelled. At March 31, 2000, there were outstanding exercisable options to purchase 59,517 common shares at $7.985-21.595 per share (weighted average price of $9.9279), and unexercisable options to purchase 195,277 common shares at $7.9850-$24.1825 per share (weighted average price of $16.1063). The weighted average remaining contractual life of outstanding exercisable and unexercisable options is 4.6898 years and 6.3955 years, respectively. Total compensation expense recognized for the three months ended March 31, 2000 re-lated to the stock options and stock appreciation rights plan was $737,922. At March 31, 2000, there were 883,713 shares available for future option grants.

5. Retirement Plans

The Company provides retirement benefits for its employees under a non-con-tributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Company's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist of investments in individual stocks and bonds and mutual funds.

The actuarially computed net pension cost credit for the three months ended March 31, 2000 was $141,711, and consisted of service cost of $44,917, inter-est cost of $84,505, expected return on plan assets of $223,330, and net amor-tization credit of $47,803.

In determining the actuarial present value of the projected benefit obliga-tion, the interest rate used for the weighted average discount rate was 8.0%, the expected rate of annual salary increases was 7.0%, and the long-term ex-pected rate of return on plan assets was 8.0%.

On January 1, 2000, the projected benefit obligation for service rendered to date was $4,322,841. During the three months ended March 31, 2000, the pro-jected benefit obligation increased due to service cost and interest cost of $44,917 and $84,505, respectively, and decreased due to benefit payments

-------------------------------------------------------------------------------

in the amount of $48,786. The projected benefit obligation March 31, 2000 was $4,403,477.

On January 1, 2000, the actual fair value of plan assets was $11,264,093. Dur-ing the three months ended March 31, 2000, the fair value of plan assets in-creased due to the expected return on plan assets of $223,330 and decreased due to benefit payments in the amount of $48,786. At March 31, 2000, the pro-jected fair value of plan assets amounted to $11,438,637 which resulted in ex-cess plan assets of $7,035,160. The remaining components of prepaid pension cost at March 31, 2000 included $2,100,186 in unrecognized net gain, $625,197 in unrecognized prior service cost and $167,864 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amor-tized over 15 years. Prepaid pension cost included in other assets at March 31, 2000 was $5,392,307.

In addition, the Company has a nonqualified benefit plan which provides em-ployees with defined retirement benefits to supplement the qualified plan. The Company does not provide postretirement medical benefits.

6. Expenses

The cumulative amount of accrued expenses at March 31, 2000 for employees and former employees of the Company was $5,672,421. Aggregate remuneration paid or accrued during the three months ended March 31, 2000 to officers and directors amounted to $1,429,839.

Research, accounting and other office services provided to and reimbursed by the Company's non-controlled affiliate, Petroleum & Resources Corporation, amounted to $125,083 for the three months ended March 31, 2000.

7. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compen-sation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive in-terest or dividends on the securities loaned. The loans are secured by collat-eral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At March 31, 2000, the Company had securities on loan of $493,394,657 and held collateral of $504,246,747.

                             Financial Highlights

-------------------------------------------------------------------------------

                                           Three Months Ended
                                         ------------------------
                                               (unaudited)
                                                                                    Year Ended December 31
                                          March 31,    March 31,   --------------------------------------------------------
                                            2000         1999         1999       1998        1997        1996       1995
                                         -----------  -----------  ---------- ----------- ----------- ----------- ---------
Per Share Operating Performance
Net asset value, beginning of period         $40.28       $32.54     $32.54       $28.51     $23.71       $21.36    $17.98
---------------------------------------------------------------------------------------------------------------------------
Net investment income                          0.06         0.10       0.37         0.45       0.43         0.52      0.50
Net realized gains and change in
 unrealized appreciation and other
 changes                                       3.08         0.83       9.82         5.68       6.33         3.55      4.54
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations               3.14         0.93      10.19         6.13       6.76         4.07      5.04
Less distributions
Dividends from net investment income          (0.05)       (0.06)     (0.39)       (0.45)     (0.44)       (0.52)    (0.52)
Distributions from net realized gains         (0.07)       (0.06)     (2.06)       (1.65)     (1.52)       (1.20)    (1.14)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                           (0.12)       (0.12)     (2.45)       (2.10)     (1.96)       (1.72)    (1.66)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $43.30       $33.35     $40.28       $32.54     $28.51       $23.71    $21.36
---------------------------------------------------------------------------------------------------------------------------
Per share market price, end of period        $37.375      $27.125    $33.5625     $26.625    $24.1875     $19.75    $18.50
Total Investment Return
Based on market price                         11.8%         2.3%      36.1%        19.3%      33.1%        16.4%     29.5%
Based on net asset value                       7.9%         3.0%      33.6%        23.7%      30.7%        21.0%     29.9%
Ratios/Supplemental Data
Net assets, end of period (in 000's)     $2,303,559   $1,730,306   $2,170,802 $1,688,080  $1,424,170  $1,138,760  $986,231
Ratio of expenses to average net assets        0.50%+       0.25%+     0.32%        0.22%      0.39%        0.34%     0.46%
Ratio of net investment income to
 average net assets                            0.63%+       1.17%+     1.06%        1.48%      1.61%        2.30%     2.51%
Portfolio turnover                            13.75%+      26.21%+    15.94%       22.65%     17.36%       19.60%    23.98%
Number of shares outstanding at
 end of period (in 000's)                     53,204      51,877     53,895       51,877     49,949       48,037    46,166

--------
+ Ratios presented on an annualized basis.

                            Schedule of Investments

--------------------------------------------------------------------------------

                           March 31, 2000 (unaudited)

                                                      Prin. Amt.
                                                      or Shares   Value (A)
                                                      ----------  ---------

Stocks And Convertible Securities -- 97.4%
 Basic Materials -- 1.5%
  Avery Dennison Corp.                                   237,800 $ 14,520,663
  Engelhard Corp.                                        375,000    5,671,875
  Mead Corp.                                             400,000   13,975,000
                                                                 ------------
                                                                   34,167,538
                                                                 ------------
 Capital Goods -- 9.9%
  Black & Decker Corp.                                   300,000   11,268,750
  Corning, Inc.                                          435,000   84,390,000
  Dover Corp.                                            260,000   12,447,500
  General Electric Co.                                   645,000  100,095,938
  Honeywell Int'l. Co.                                   100,000    5,268,750
  Pall Corp.                                             600,000   13,462,500
                                                                 ------------
                                                                  226,933,438
                                                                 ------------
 Communication Services -- 15.2%
  Telecommunications -- Cellular and Wireless -- 5.0%
  MediaOne Group, Inc.
   6.25% PIES due 2001                                    85,000   10,093,750
  Nextel Communications Inc.
   5.25% Conv. Notes
   due 2010 (B)                                       10,000,000   11,900,000
  Nextel Communications Inc. (C)                         520,000   77,090,000
  Vodafone AirTouch plc ADS                              287,500   15,974,219
                                                                 ------------
                                                                  115,057,969
                                                                 ------------
  Telecommunications -- Long Distance -- 4.2%
  MCI WorldCom, Inc. (C)                                 550,000   24,921,875
  Qwest Communications International, Inc.
   5.75% TRENDS Pfd.
   due 2003 (B)                                          125,000    9,500,000
  Qwest Communications International, Inc. (C)           760,000   36,860,000
  Williams Communications Group, Inc. (C)                468,700   24,284,519
                                                                 ------------
                                                                   95,566,394
                                                                 ------------
  Telephone -- 6.0%
  American Tower Corp.
   5.00% Conv. Notes
   due 2010 (B)                                        9,500,000   10,663,750
  BellSouth Corp.                                        440,000   20,680,000
  Global Crossing Ltd. (C)                               720,000   29,475,000
  RCN Corp. (C)                                          240,000   12,930,000
  SBC Communications Inc.                                787,960   33,094,320
  Time Warner Telecom Inc. (C)                           404,500   32,157,750
                                                                ------------
                                                                 139,000,820
                                                                ------------

                                                      Prin. Amt.
                                                      or Shares   Value (A)
                                                      ----------  ---------

 Consumer -- 5.9%
  Consumer Cyclical -- 1.1%
  Delphi Automotive, Inc.                               690,000  $ 11,040,000
  Tiffany & Co.                                         175,000    14,634,375
                                                                 ------------
                                                                   25,674,375
                                                                 ------------
  Consumer Staples -- 4.8%
  Coca-Cola Co.                                         170,000     7,979,375
  Dean Foods Co.                                        300,000     8,025,000
  Fort James Corp.                                      610,000    13,420,000
  Houston Industries Inc.
   7.00% Conv. ACES due 2000                             90,000    14,310,000
  Interstate Bakeries Corp.                             138,000     1,966,500
  Ivex Packaging Corp. (C)                              928,000     7,018,000
  McDonald's Corp.                                      560,000    21,035,000
  MediaOne Group, Inc. (C)                              150,000    12,150,000
  Owens-Illinois, Inc. (C)                              610,000    10,293,750
  PepsiCo, Inc.                                         295,000    10,195,937
  Ralston Purina
   7.00% SAILS due 2000                                 180,000     5,253,750
                                                                 ------------
                                                                  111,647,312
                                                                 ------------
 Energy -- 5.9%
  BP Amoco plc ADR                                      270,000    14,326,876
  Enron Corp.                                           500,000    37,437,500
  Exxon Mobil Corp.                                     158,418    12,326,900
  Petroleum & Resources
   Corporation (D)                                    1,210,085    43,563,060
  Schlumberger Ltd.                                      88,400     6,762,600
  Williams Companies, Inc.                              500,000    21,968,750
                                                                 ------------
                                                                  136,385,686
                                                                 ------------
 Financial -- 11.3%
  Banking -- 6.3%
  Associates First Capital Corp.
   Ser. A                                               546,800    11,722,025
  Bank One Corp.                                        330,000    11,343,750
  Federal Home Loan Mortgage Corp.                      360,000    15,907,500
  Greenpoint Financial Corp.                            435,000     8,536,875
  Investors Financial Services Corp.                    420,000    24,727,500
  Mellon Financial Corp.                                420,000    12,390,000
  National City Corp.                                   160,000     3,300,000
  Peoples Heritage Financial Group                      474,000     7,110,000
  Provident Bankshares Corp.                            303,875     4,786,039
  Wachovia Corp.                                        190,000    12,836,875
  Wells Fargo & Co.                                     550,000    22,515,625
  Wilmington Trust Corp.                                210,000    10,211,250
                                                                 ------------
                                                                  145,387,439
                                                                 ------------

--------------------------------------------------------------------------------

                           March 31, 2000 (unaudited)

                                                       Prin. Amt.
                                                       or Shares   Value (A)
                                                       ----------  ---------

  Insurance -- 5.0%
  AMBAC Financial Group, Inc.                             379,600 $   19,122,350
  American International Group, Inc.                      506,250     55,434,376
  Annuity & Life Re (Holdings), Ltd.                      700,000     18,200,000
  Financial Security Assurance Holdings Ltd.              307,387     22,573,733
                                                                  --------------
                                                                     115,330,459
                                                                  --------------
 Health Care -- 9.5%
  Abbott Laboratories                                     255,000      8,972,813
  ALZA Corp. (C)                                          340,000     12,771,250
  American Home Products Corp.                            425,000     22,790,625
  Baxter International                                    255,000     15,985,312
  Chiron Corp. (C)                                        550,000     27,431,250
  Elan Corp., plc ADR (C)                                 870,000     41,325,000
  Johnson & Johnson                                       126,500      8,862,906
  Lilly (Eli) & Co.                                       290,000     18,270,000
  Merck & Co., Inc.                                       300,000     18,637,500
  Pharmacia & Upjohn Inc.                                 310,000     18,367,500
  SmithKline Beecham plc ADR                              260,000     17,176,250
  Vertex Pharmaceuticals Inc. 5.00% Conv. Sub. Notes
   due 2007 (B)                                        10,000,000      7,437,500
                                                                  --------------
                                                                     218,027,906
                                                                  --------------
 Technology -- 34.0%
  Communication Equipment -- 13.9%
  Ericsson (L.M.) Telephone Co. 4.25% Conv. Sub. Debs.
   due 2000                                              $120,000      3,120,000
  Ericsson (L.M.) Telephone Co. ADR                       750,000     70,359,375
  Lucent Technologies Inc.                                508,920     30,916,890
  Motorola, Inc.                                          161,874     23,046,811
  Nokia Corp. ADR                                         460,000     99,935,000
  Nortel Networks Corp.                                   745,000     93,870,000
                                                                  --------------
                                                                     321,248,076
                                                                  --------------

                                                       Prin. Amt.
                                                       or Shares   Value (A)
                                                       ----------  ---------

  Computer Related -- 14.7%
  BMC Software Inc. (C)                                  300,000  $   14,812,500
  Cisco Systems, Inc. (C)                              1,835,000     141,868,438
  First Data Corp.                                       343,980      15,221,115
  Hewlett-Packard Co.                                    200,000      26,512,500
  Legato Systems Inc. (C)                                280,000      12,495,000
  Oracle Corp. (C)                                       590,000      46,056,875
  QRS Corp. (C)                                          435,000      32,733,750
  Sapient Corp. (C)                                      575,000      48,228,125
                                                                  --------------
                                                                     337,928,303
                                                                  --------------
  Electronics -- 5.4%
  Intel Corp.                                            340,000      44,858,750
  Solectron Corp. (C)                                  2,000,000      80,125,000
                                                                  --------------
                                                                     124,983,750
                                                                  --------------
 Transportation -- 0.5%
  Canadian National Railway Co. 5.25% Conv. Pfd. QUIDS
   due 2029                                               15,000         626,250
  Canadian National Railway Co.                           60,000       1,601,250
  Ryder System, Inc.                                     445,000      10,095,938
                                                                  --------------
                                                                      12,323,438
                                                                  --------------
 Utilities -- 3.7%
  Black Hills Corp.                                      555,000      12,244,688
  Calpine Capital Trust 5.75% Conv. Pfd. HIGH TIDES      202,500      18,579,375
  Calpine Corp. (C)                                       35,000       3,290,000
  CINergy Corp.                                          300,000       6,450,000
  ENDESA, S.A. ADR                                       350,000       8,203,125
  Northwestern Corp.                                     500,000      10,312,500
  TECO Energy, Inc.                                      300,000       5,831,250
  United Water Resources Inc.                            600,000      20,850,000
                                                                  --------------
                                                                      85,760,938
                                                                  --------------
Total Stocks and Convertible Securities
 (Cost $851,672,955) (E)                                           2,245,423,841
                                                                  --------------

-------------------------------------------------------------------------------

                          March 31, 2000 (unaudited)

                                                Prin. Amt.   Value (A)
                                                ----------   ---------
Short-Term Investments -- 2.9%
 U.S. Government Obligations -- 0.6%
 U.S. Treasury Bills,
  4.88-5.70%, due 5/25/00                       $15,000,000 $   14,873,391
                                                            --------------
 Certificates of Deposit -- 0.9%
 Northern Trust Co., Chicago, 6.02%, due 5/2/00  10,000,000     10,000,000
 Old Kent Bank & Trust Co., 6.00%, due 4/25/00   10,000,000     10,000,000
                                                            --------------
                                                                20,000,000
                                                            --------------
 Commercial Paper -- 1.4%
 Chevron UK Investments plc,
  5.84%, due 4/11/00                              5,000,000      4,991,889
 Chevron USA, 6.00%, due 4/18/00                  5,050,000      5,035,692

                                                Prin. Amt.   Value (A)
                                                ----------   ---------
 Ford Motor Credit Corp.,
  5.25%, due 4/3/00                             $ 2,730,000 $    2,729,204
 General Electric Capital Corp., 5.85-5.95%,
  due 4/4/00-4/13/00                              8,500,000      8,489,125
 Gillette Co., 6.02%,
  due 4/27/00                                    10,000,000      9,956,522
                                                            --------------
                                                                31,202,432
                                                            --------------
Total Short-Term Investments
 (Cost $66,075,823)                                             66,075,823
                                                            --------------
Total Investments
 (Cost $917,748,778)                                         2,311,499,664
 Cash, receivables and other assets, less
  liabilities                                                   (7,940,220)
                                                            --------------
Net Assets -- 100.0%                                        $2,303,559,444
                                                            ==============

-------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ, except re-stricted securities.
(B) Restricted securities (American Tower Corp. 5% Conv. Notes due 2010, ac-quired 2/9/00-2/22/00, cost $9,538,750, Nextel Communications Inc. 5.25% Conv. Notes due 2010, acquired 1/21/00, cost $10,000,000, Qwest Communica-tions International, Inc. 5.75% TRENDS Pfd. due 2003, acquired 12/4/98, cost $5,218,750, and Vertex Pharmaceuticals Inc. Conv. Sub Notes due 2007, acquired 3/9/00, cost $10,000,000).
(C) Presently non-dividend paying.
(D) Non-controlled affiliate.
(E) The aggregate market value of stocks held in escrow at March 31, 2000 cov-ering open call option contracts written was $15,191,380. In addition, the aggregate market value of securities segregated by the custodian required to collateralize open put option contracts written was $10,846,000.

                        Historical Financial Statistics

-------------------------------------------------------------------------------

                                                                  Dividends    Distributions
                                                         Net         from          from
                                            Common      Asset   Net Investment Net Realized
                            Value of        Shares    Value per     Income         Gains
Dec. 31                    Net Assets     Outstanding   Share     per Share      per Share
-------                    ----------     ----------- --------- -------------- -------------
1990.................... $  529,482,769   31,479,340   $16.82        $.66          $1.06
1991....................    661,895,779   32,747,497    20.21         .54           1.09
1992....................    696,924,779   34,026,625    20.48         .46           1.16
1993....................    840,610,252   42,497,665    19.78         .45           1.18
1994....................    798,297,600   44,389,990    17.98         .50           1.10
1995....................    986,230,914   46,165,517    21.36         .52           1.14
1996....................  1,138,760,396   48,036,528    23.71         .52           1.20
1997....................  1,424,170,425   49,949,239    28.51         .44           1.52
1998....................  1,688,080,336   51,876,651    32.54         .45           1.65
1999....................  2,170,801,875   53,894,827    40.28         .39           2.06
March 31, 2000
 (unaudited) ...........  2,303,559,444   53,204,227    43.30         .17*           .07

--------
*Paid or declared

                   Principal Changes in Portfolio Securities

--------------------------------------------------------------------------------

            During the Three Months Ended March 31, 2000 (unaudited)

                                                    Shares
                                     -----------------------------------------
                                                                     Held
                                     Additions       Reductions March 31, 2000
                                     ---------       ---------- --------------

American Tower Corp. 5.00% Conv.
 Notes due 2010.....................  9,500,000                    9,500,000
Calpine Capital Trust 5.75% Conv.
 Pfd. HIGH TIDES....................     77,500                      202,500
Cisco Systems.......................    917,500(/1/)               1,835,000
Fort James Corp. ...................    110,000                      610,000
Honeywell Int'l Co. ................    100,000                      100,000
Legato Systems Inc. ................    280,000                      280,000
Nextel Communications Inc. 5.25%
 Conv. Notes due 2010............... 10,000,000                   10,000,000
Oracle Corp. .......................    295,000(/1/)                 590,000
RCN Corp. ..........................     67,500                      240,000
Solectron Corp. ....................  1,000,000(/1/)               2,000,000
Vertex Pharmaceuticals Inc. 5.00%
 Conv. Sub. Notes due 2007.......... 10,000,000                   10,000,000
Williams Communications Group,
 Inc. ..............................    248,700                      468,700
Consolidated Papers, Inc. ..........                  410,000          --
Corning Inc. .......................                   25,000        435,000
DST Systems Inc. ...................                   70,000          --
Gillette Co. .......................                  439,120          --
Global Crossing Ltd. ...............                  202,500        720,000
Houston Industries Inc. 7.00% Conv.
 ACES due 2000......................                   60,000         90,000
MCI WorldCom, Inc. .................                   65,000        550,000
Nextel Communications Inc. .........                   80,000        520,000
Nokia Corp. ADR.....................                   25,000        460,000
QRS Corp. ..........................                   67,500        435,000
Royal Dutch Petroleum Co. ..........                   80,000          --
Sterling Commerce, Inc. ............                  575,000          --
Tiffany & Co. ......................                   25,000        175,000

--------
(/1/)By stock split.
                              ------------------

                                  Common Stock
                     Listed on the New York Stock Exchange
                            and the Pacific Exchange

                           The Adams Express Company
             Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                         Website: www.adamsexpress.com
                        E-mail: contact@adamsexpress.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                       Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP

              Transfer Agent, Registrar & Custodian of Securities
                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10286
          The Bank's Shareholder Relations Department: (800) 432-8224
                      E-mail: Shareowner-svcs@bankofny.com

                        Annual Meeting of Stockholders

-------------------------------------------------------------------------------

The Annual Meeting of Stockholders was held on March 28, 2000. For those nomi-nated, the following votes were cast for directors:

                              votes for  votes withheld
                              ---------  --------------
(A) Enrique R. Arzac:         45,653,918    617,467

(B) Daniel E. Emerson:        45,554,074    717,311

(C) Thomas H. Lenagh:         45,316,443    954,942

(D) W.D. MacCallan:           45,565,120    706,265

(E) W. Perry Neff:            45,573,260    698,125

(F) Douglas G. Ober:          45,552,091    719,294

(G) Landon Peters:            45,674,933    596,452

(H) John J. Roberts:          45,496,388    774,997

(I) Susan C. Schwab:          45,464,906    806,479

(J) Robert J.M. Wilson:       45,522,082    749,303

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the firm of independent accountants of the Company for 2000 was approved with 45,501,965 votes for, 350,221 votes against, and 419,199 votes ab-staining.

A proposal to approve an amendment to Article SIXTH of the Articles of Incor-poration to increase the number of authorized shares of Common Stock of the Company from 75,000,000 shares to 150,000,000 shares was approved with 41,970,457 votes for, 3,497,900 votes against, and 803,028 votes abstaining.

A stockholder proposal to request the Board of Directors to consider promptly causing the Company to conduct a self-tender offer for at least 5% of the out-standing shares at or close to net asset value, which proposal was opposed by the Board of Directors, was defeated. Of the 34,774,726 shares that were voted on this proposal, 5,276,640 shares (15.1 percent) were voted for, 27,073,950 shares (77.8 percent) were voted against, and 2,424,136 shares (6.9 percent) abstained. Of the total number of shares outstanding as of March 28, 2000, only 9.86 percent were voted for the proposal.

Stockholder proposals to be included in the proxy statement for next year's Annual Meeting must be received at the offices of the Company by October 26, 2000. The date stated in the 2000 Proxy Statement was incorrect.

                              -------------------

 This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the pur-chase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the market value of an investment will fluctuate. Shares, if sold, may be worth more or less than their origi-nal cost. Past performance is not indicative of future investment results.

                     Shareholder Information and Services

-------------------------------------------------------------------------------

DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

BuyDIRECT/SM/*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvest-ment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time in-vestors an affordable alternative for buying, selling, and reinvesting in Adams Express shares. Direct purchase plans are growing in popularity and Adams Express is pleased to participate in such a plan.

The costs to participants in administrative service fees and brokerage commis-sions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment                               $7.50

A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee                      $2.50 per investment
 Brokerage Commission                  $0.05 per share

Reinvestment of Dividends**
 Service Fee                    10% of amount invested
                      (maximum of $2.50 per investment)
 Brokerage Commission                  $0.05 per share

Sale of Shares
 Service Fee                                    $10.00
 Brokerage Commission                  $0.05 per share

Deposit of Certificates for safekeeping       Included

Book to Book Transfers                        Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments
Initial minimum investment (non-holders)       $500.00
Minimum optional investment
 (existing holders)                             $50.00
Electronic Funds Transfer (monthly minimum)     $50.00
Maximum per transaction                     $25,000.00
Maximum per year                                  NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Dividend Reinvestment Plan remains available through many regis-tered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in the Plan or contact The Bank of New York about the BuyDIRECT Plan.

                                  -----------

The Company                     The Transfer Agent
The Adams Express Company       The Bank of New York
Lawrence L. Hooper, Jr.,        Shareholder Relations Dept.-8W
Vice President, Secretary and   P.O. Box 11258
 General Counsel                Church Street Station
Seven St. Paul Street,          New York, NY 10286
 Suite 1140                     (800) 432-8224
Baltimore, MD 21202             Website:
(800) 638-2479                  http://stock.bankofny.com
Website:                        E-mail:
www.adamsexpress.com            Shareowner-svcs@ bankofny.com
E-mail:
contact@adamsexpress.com

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution may be made in newly issued shares of common stock in which event there would be no fees or commissions in connection with this dividend and capital gain distribution.

             [logo of ADAMS EXPRESS COMPANY First Quarter Report]

                          The Adams Express Company
--------------------------------------------------------------------------------
Board of Directors

Enrique R. Arzac/1/,/4/                  Douglas G. Ober/1/
Daniel E. Emerson/2/,/4/                 Landon Peters/2/,/4/
Thomas H. Lenagh/2/,/3/                  John J. Roberts/1/,/4/
W.D. MacCallan/1/,/3/                    Susan C. Schwab/1/,/3/
W. Perry Neff/1/,/2/                     Robert J.M. Wilson/3/,/4/

1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Benefits Committee

Officers

Douglas G. Ober                 Chairman and Chief Executive Officer
Joseph M. Truta                 President
Richard F. Koloski              Executive Vice President
Barbara L. Rishel               Vice President--Research
Richard B. Tumolo               Vice President--Research
Lawrence L. Hooper, Jr.         Vice President, Secretary and General Counsel
Maureen A. Jones                Vice President and Treasurer
Christine M. Griffith           Assistant Treasurer
Geraldine H. Stegner            Assistant Secretary

                                  ----------
                                  Stock Data
                                  ----------

Price (3/31/00)            $37.375
Net Asset Value (3/31/00)  $43.30
Discount:                   13.7%

New York Stock Exchange and Pacific Exchange ticker symbol: ADX

NASDAQ Mutual Fund Quotation Symbol: XADEX

Newspaper stock listings are generally under the abbreviation: AdaEx

                             ---------------------
                             Distributions in 2000
                             ---------------------

From Investment Income   $0.17
 (paid or declared)
From Net Realized Gains   0.07
                         -----
  Total                  $0.24
                         =====

                          ---------------------------
                          2000 Dividend Payment Dates
                          ---------------------------

                              March 1, 2000
                              June 1, 2000
                              September 1, 2000*
                              December 27, 2000*
                        *Anticipated